EXHIBIT 10.1(d)



                                FOURTH AMENDMENT



              FOURTH AMENDMENT (this "Amendment"), dated as of January 26, 2001, among ACG HOLDINGS, INC., a Delaware corporation ("Holdings"), AMERICAN COLOR GRAPHICS, INC., a New York corporation (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Lenders") and BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :
                              - - - - - - - - - -

              WHEREAS, Holdings, the Borrower, the Lenders, General Electric Capital Corporation, as Documentation Agent, Morgan Stanley Senior Funding, Inc., as Syndication Agent, and the Administrative Agent are parties to a Credit Agreement, dated as of August 15, 1995 and amended and restated as of May 8, 1998 (as so amended and restated and as the same has been further amended, modified and/or supplemented to, but not including, the date hereof, the "Credit Agreement"); and

              WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

              NOW, THEREFORE, it is agreed:

              1. Section 8.12 of the Credit Agreement is hereby amended by (i) inserting the text "this subclause (x) of" immediately prior to the text "this clause (i)" appearing in the proviso in subclause (x) of clause (i) of said Section and (ii) deleting the amount "$5,000,000" appearing in subclause (y) of clause (i) of said Section and inserting the amount "$15,000,000" in lieu thereof.

              2. In order to induce the Lenders to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that:

              (a) no Default or Event of Default exists as of the Fourth Amendment Effective Date (as defined below), both before and after giving effect to this Amendment;

              (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Fourth Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or


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         warranty made as of a specific date shall be true and correct in all material respects as of such specific date);

              3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

              4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

              5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

              6. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when Holdings, the Borrower, the Administrative Agent and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

              7. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.



                                      * * *


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              IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.




                                  ACG HOLDINGS, INC.


                                  By: /s/ Joseph M. Milano
                                     -----------------------------------------
                                     Name:  Joseph M. Milano
                                     Title: Executive Vice President and Chief
                                            Financial Officer


                                  AMERICAN COLOR GRAPHICS, INC.


                                  By: /s/ Joseph M. Milano
                                     -----------------------------------------
                                     Name:  Joseph M. Milano
                                     Title: Executive Vice President and Chief
                                            Financial Officer


                                  BANKERS TRUST COMPANY,
                                    Individually and as Administrative Agent


                                  By: /s/ Susan L. Le Fevre
                                     -----------------------------------------
                                     Name:  Susan L. Le Fevre
                                     Title: Director


                                  GENERAL ELECTRIC CAPITAL CORPORATION,
                                    Individually and as Documentation Agent


                                  By: /s/ Anne Kennelly Kratky
                                     -----------------------------------------
                                     Name:  Anne Kennelly Kratky
                                     Title: Manager-Operations


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

                                  MORGAN STANLEY SENIOR FUNDING, INC.,
                                    Individually and as Syndication Agent


                                  By: /s/ T.M. Edwards
                                     ------------------------------------
                                     Name:  T. Morgan Edwards II
                                     Title: Vice President


                                  CYPRESSTREE INVESTMENT
                                    MANAGEMENT COMPANY, INC.,
                                    as Attorney-in-Fact and on behalf of First
                                    Allmerica Financial Life Insurance Company, as Portfolio Manager


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:


                                  CYPRESSTREE INVESTMENT
                                    PARTNERS 1, LTD.,
                                    By: CypressTree Investment Management
                                    Company, Inc., as Portfolio Manager


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:


                                  DEUTSCHE FINANCIAL SERVICES CORPORATION


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:


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                                  FINOVA CAPITAL CORPORATION


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:


                                  FREMONT FINANCIAL CORPORATION


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:


                                  OAK HILL SECURITIES FUND, L.P.


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:


                                  PILGRIM AMERICA PRIME RATE TRUST
                                      By: Pilgrim America Investments, Inc.,
                                          as its Investment Manager


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:


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


                                  PPM AMERICA SPECIAL INVESTMENTS FUND, L.P.
                                      By: PPM America, Inc.


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:


                                  PPM AMERICA SPECIAL INVESTMENTS CBO II, L.P.
                                      By: PPM America, Inc.


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:


                                  FLEET BUSINESS CREDIT CORPORATION


                                  By: /s/ Michael Kerneklian
                                     ------------------------------------
                                     Name:  Michael Kerneklian
                                     Title: Vice President


                                  TRANSAMERICA BUSINESS CREDIT CORPORATION


                                  By: /s/ Stephen Goetschius
                                     ------------------------------------
                                     Name:  Stephen Goetschius
                                     Title: Senior Vice President



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


                                  KZH CYPRESSTREE-1 LLC


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:


                                  KZH HIGHLAND-2 LLC


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:


                                  ORIX BUSINESS CREDIT, INC.


                                  By: /s/ Michael J. Cox
                                     ------------------------------------
                                     Name:  Michael J. Cox
                                     Title: Senior Vice President


                                  EMERALD ORCHARD LIMITED


                                  By: /s/ Susan K. Strong
                                     ------------------------------------
                                     Name:  Susan K. Strong
                                     Title: Attorney-in-Fact


                                  HIGHLAND LEGACY LIMITED
                                      By: Highland Capital Management, L.P.
                                          as Collateral Manager


                                  By: /s/ Mark K. Okada
                                     ------------------------------------
                                     Name:  Mark K. Okada CPA
                                     Title: Executive Vice President











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